Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report of REMSleep Holdings, Inc. on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas J. Wood, Chief Executive Officer and Chief Financial Officer of REMSleep Holdings, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

●	the annuao report on Form 10-K of the Company for the year ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2024

By: /s/ Thomas J. Wood
Thomas J. Wood
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer) (Principal Financial and Accounting Officer)